                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JULY 29, 1999
                                                 -------------------------------


                                 ENDOCARE, INC.
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               (Exact name of registrant as specified in charter)


                 DELAWARE                        0-27212                                    33-0618093
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(State of incorporation or organization)         (Commission File Number)        (IRS Employer Identification No.)


7 STUDEBAKER, IRVINE, CALIFORNIA                                      92618
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (949) 595-4770
                                                   -----------------------------


                                      NONE
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.
          -------------

          Sale of Convertible Debentures
          ------------------------------

          On July 30, 1999 Endocare, Inc., a Delaware corporation (the "Company") received $3,000,000 from the sale of its 7% Convertible Debentures due July 29, 2002 (the "Debentures") to investment funds managed by New York-based Brown Simpson Asset Management, LLC (the "Purchasers"), the same investors that completed a similar financing with the Company on June 7, 1999 (as reported in the Company's 8-K filed June 14, 1999). Under the financing arrangement, the Purchasers have the option to purchase an additional $3,000,000 in aggregate principal amount of Debentures and, under the circumstances described below, the Company may require the Purchasers to exercise this purchase option. The Debentures were sold pursuant to a Securities Purchase Agreement dated July 29, 1999 among the Company and the Purchasers. The Securities Purchase Agreement, the Debentures, the related Registration Rights Agreement and the Company's press release first announcing the sale of the Debentures are included as exhibits to this report. The Debentures were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Rule 506 of Regulation D under the Securities Act.

        The following is a summary of the principal terms of the Debentures. This summary does not purport to explain all of the material terms of the Debentures or the related Securities Purchase Agreement or Registration Rights Agreement, which are filed as exhibits to this report. ONE SHOULD READ THE DEBENTURES, THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT FOR A MORE DETAILED UNDERSTANDING OF THEIR TERMS.

          The $3,000,000 principal amount of the Debentures must be repaid in full in cash on July 29, 2002, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time, subject to certain restrictions, on or prior to July 29, 2002 at a conversion price of $6.00 per share. The $6.00 per share conversion price is subject to adjustment for stock splits, stock dividends and the like. The conversion price is also subject to anti-dilution adjustments, which provide that in the event the Company issues or sells its Common Stock or securities convertible into Common Stock at a price less than the conversion price of the Debentures, the conversion price of the Debentures will be adjusted to such lower price. Certain securities are exempted from this anti-dilution feature and will not cause an adjustment to the conversion price. Exempted securities generally include shares issued pursuant to a stock option plan approved by the Company's Board of Directors, a limited number of shares issued to banks that provide senior debt financing, and issuances of stock pursuant to warrants outstanding as of the date the Debentures were sold.

        In addition to the Purchasers' option to convert the Debentures, the Company, subject to certain restrictions, may require that the Purchasers convert the Debentures into Common Stock at $6.00 per share (as may be adjusted as described above) if the bid price for the Common Stock as listed for quotation is above $9.00 per share for twenty (20) trading days during a consecutive thirty (30) trading day period, and certain other conditions are met.

        The Debentures bear interest at 7.00% per annum. Interest is payable annually in cash, or at the Company's option, in Common Stock at a price per share based on recent bid prices prior to the date interest is paid, and certain other conditions are met.

        Under the Securities Purchase Agreement, the Purchasers have a call option exercisable at any time prior to July 29, 2002 to require that the Company sell to the Purchasers an additional $3,000,000 principal amount of Debentures. The additional Debentures will mature three years from the date they are issued, will bear interest at 7% per annum and will be convertible in whole or in part at the option of the Purchasers at any time prior to maturity into Common Stock at a conversion price of $6.75 per share. The Company has a put option to require the Purchasers to buy the $3,000,000 principal amount of additional Debentures if the closing bid price for the Common Stock as listed for quotation is more than $9.00 per share for twenty (20) trading days in a consecutive thirty (30) trading day period and on the date the Company elects to exercise the put option, and certain other conditions are met.

        As part of the Debenture financing, the Company has agreed, under the Registration Rights Agreement among the Company and the Purchasers included in this filing, to file a Form S-3 Registration Statement with the Securities and Exchange Commission to register the resale under the Securities Act of the Common Stock issuable upon the conversion of the initial $3,000,000 of Debentures sold, the additional $3,000,000 which may be sold pursuant to the option described above, and interest on the Debentures which may be paid in stock.

        Certain events will trigger an event of default under the Debentures. An event of default gives the Purchasers the right to accelerate all indebtedness under the Debentures and declare it due immediately. Upon an event of default, interest thereafter accrues at 20.00% per annum and a default premium is added to the principal amount of the Debentures. The premium is the greater of 20.00% of the principal amount, or higher based on recent trading prices of the Company's Common Stock. The amount due upon an event of default (including principal, interest and all premiums and penalties) must be paid in cash, or, at the Purchaser's option in an equivalent value of shares of Common Stock of the Company, calculated based on the average bid price per share of the Common Stock for a certain number of days prior to the acceleration of the indebtedness by the Purchasers.

        Circumstances which trigger an event of default include, without limitation, the material breach of a representation or warranty by the Company, the failure of the Company to perform covenants in its agreements with the Purchasers, the failure of the Company to keep a registration statement for the resale of the Common Stock issuable under the Debentures effective, and certain changes of control of the Company if the average bid price of the Company's Common Stock listed for quotation is not above $8.00 per share within a certain number of days of the announcement of the change of control or the consummation of the change of control. A change of control includes without limitation (i) the failure of Paul W. Mikus to continue to be the Company's Chief Executive Officer, unless replaced in a certain period of time, (ii) certain changes in the composition of the Company's Board of Directors without the approval of existing directors and (iii) a sale of all or substantially all of the Company's assets or a change of ownership of 50% or more of the voting stock of the Company (including by stock purchase, merger or similar transaction).

        Senior Debt Financing
        ---------------------

        On July 29, 1999, the Company entered into a Loan and Security Agreement with Transamerica Business Credit Corporation ("TBCC") which provides for a revolving credit line in the amount of $2,000,000 plus up to an additional $1,000,000 based on eligible accounts receivable of the Company (the "Loan"). The Loan matures and all amounts must be repaid on July 31, 2001. The Loan bears interest at the highest prime or equivalent rate announced by certain designated banks, plus a 2% or 3.5% premium. The Loan is secured by a first priority lien on all of the assets of the Company, except for intellectual property of the Company. The Loan contains covenants restricting certain activities of the Company. The covenants and the representations and warranties made by the Company, if breached, give the TBCC the right to accelerate the debt.

        The Loan is fully guaranteed by Advanced Medical Procedures, Inc. ("AMP"), a subsidiary of the Company. This guarantee is secured by a lien on all of the assets of AMP. The AMP loan documents contain covenants and representations and warranties which, if breached, allow TBCC to accelerate the Company's Loan.

        In connection with the Loan, the Company also issued a warrant to an affiliate of TBCC to purchase 21,506 shares of common stock of the Company, at a price of $4.65 per share, subject to adjustments in certain circumstances (the "Warrant"). The Warrant expires on July 29, 2004. The Warrant was issued pursuant to an exemption from registration under the Securities Act by virtue of Rule 506 of Regulation D under the Securities Act.

        The above is a summary of the principal terms of the various loan documents and does not purport to explain all of the material terms of these documents. ONE SHOULD READ THE LOAN AND SECURITY AGREEMENT, THE STREAMLINED FACILITY AGREEMENT, THE CONTINUING GUARANTY AND THE SECURITY AGREEMENT, WHICH ARE FILED AS EXHIBITS TO THIS REPORT, FOR A MORE DETAILED UNDERSTANDING OF THEIR TERMS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         DESCRIPTION
-----------         -----------
 4.1                Debenture dated July 29, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, Ltd.

 4.2                Debenture dated July 29, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, L.P.

10.1                Securities Purchase Agreement dated July 29, 1999 among the
                    Company and the Purchasers.

10.2                Registration Rights Agreement dated July 29, 1999 among the
                    Company and the Purchasers.

10.3                Loan and Security Agreement dated July 29, 1999 between the
                    Company and TBCC.

10.4 Streamlined Facility Agreement dated July 29, 1999 between the Company and TBCC.

10.5 Continuing Guaranty dated July 29, 1999 by the AMP in favor of TBCC.

10.6                Security Agreement dated July 29, 1999 between AMP and TBCC.

99.1                Press Release dated August 5, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 1999

                                        ENDOCARE, INC.



                                        By: /s/ PAUL W. MIKUS
                                           -------------------------------------
                                           Paul W. Mikus
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
 4.1                Debenture dated July 29, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, Ltd.

 4.2                Debenture dated July 29, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, L.P.

10.1                Securities Purchase Agreement dated July 29, 1999 among the
                    Company and the Purchasers.

10.2                Registration Rights Agreement dated July 29, 1999 among the
                    Company and the Purchasers.

10.3                Loan and Security Agreement dated July 29, 1999 between the
                    Company and TBCC.

10.4 Streamlined Facility Agreement dated July 29, 1999 between the Company and TBCC.

10.5 Continuing Guaranty dated July 29, 1999 by the AMP in favor of TBCC.

10.6                Security Agreement dated July 29, 1999 between AMP and TBCC.

99.1                Press Release dated August 5, 1999.
